UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2010

The Spectranetics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19711	84-0997049
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

9965 Federal Drive

Colorado Springs, Colorado 80921

(Address of Principal Executive Offices) (Zip Code)

(719) 633-8333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2010, Jonathan W. McGuire resigned his position as Chief Operating Officer at The Spectranetics Corporation (the “Company”) to accept a chief executive officer position at a private company.  Mr. McGuire’s resignation will be effective upon close of business on April 2, 2010 and his duties and responsibilities will be assumed by Emile Geisenheimer, Chairman, President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2010	The Spectranetics Corporation
(registrant)

	By:	/s/ Guy Childs
Name: Guy Childs
Its: Chief Financial Officer